Acquisitions	12 Months Ended
Oct. 31, 2020
Text Block [Abstract]
Acquisitions
Note 10: Acquisitions
The cost of an acquisition is measured at the fair value of the consideration transferred, including contingent consideration. Acquisition-related costs are recognized as an expense in the period in which they are incurred. The identifiable assets acquired and liabilities assumed and contingent consideration are measured at their fair values at the date of acquisition. Goodwill is measured as the excess of the aggregate of the consideration transferred over the net of the fair value of identifiable assets acquired and liabilities assumed. The results of operations of acquired businesses are included in our consolidated financial statements beginning on the date of acquisition.
Clearpool Group Inc. (Clearpool)
On April 6, 2020, we completed the acquisition of Clearpool, a New York-based provider of electronic trading solutions, operating in the United States and Canada, for cash consideration of US$139 million (CAD$196 million) plus contingent consideration of approximately US$7 million (CAD$11 million) based on meeting certain revenue targets over four years. The acquisition was accounted for as a business combination, and the acquired business and corresponding goodwill are included in our Capital Markets reporting segment.
As part of this acquisition, we acquired intangible assets of $85 million and goodwill of $132 million. The intangible assets are being amortized over three to eight years. Goodwill related to this acquisition is not deductible for tax purposes.
The fair values of the assets acquired and liabilities assumed at the date of acquisition are as follows:

(Canadian $ in millions)
Clearpool
Goodwill and intangible assets	217
Other assets	44
Total assets	261
Liabilities	54
Purchase price	207
The purchase price allocation for Clearpool has been completed.